
NYSE MKT – YUMA

Yuma Energy, Inc.

29th Annual Roth Conference

March 14, 2017

www.yumaenergyinc.com

Disclosure & Additional Information

Forward Looking Statements

This presentation contains forward-looking information regarding Yuma Energy, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Yuma's current expectations, beliefs, plans, objectives, assumptions and strategies. Forward looking statements often, but not always, can be identified by using words such as "expects," "anticipates," "plans," "estimates," "potential," "possible," "probable," or "intends," or where Yuma states that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. Statements concerning oil, natural gas liquids and natural gas reserves also may be deemed to be forward-looking in that they reflect estimates based on certain assumptions including that the resources involved can be economically exploited. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: fluctuations in oil and natural gas prices; operational risks in exploring for, developing and producing crude oil and natural gas including significant mechanical failures; uncertainties involving geology of oil and natural gas deposits; uncertainty of reserve estimates; uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters; uncertainties as to the availability and cost of financing; risks associated with derivative positions; inability of our management team to execute plans to meet our goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; and the possibility that laws, regulations or government policies may change or governmental approvals may be delayed or withheld. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on assumptions, estimates and opinions of management at the time the statements are made. The "Risk Factors" section of our final prospectus dated September 22, 2016 filed with the Securities and Exchange Commission ("SEC") on September 22. 2016 and other SEC filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Yuma does not assume any obligation to update forward-looking statements should circumstances or such estimates or opinions change.

Disclaimer

We may use the terms "resource potential" and "EUR" in this presentation to describe estimates of potentially recoverable hydrocarbons that the SEC rules do not permit from being included in filings with the SEC. These are based on Yuma's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. These quantities do not constitute "reserves" within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules. "EUR," or Estimated Ultimate Recovery, refers to our management's internal estimates based on per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. For areas where Yuma has no or very limited operating history, EURs are based on publicly available information relating to operations of producers operating in such areas. For areas where Yuma has sufficient operating data to make its own estimates, EURs are based on internal estimates by Yuma's management and reserve engineers.

"Drilling locations" represent the number of locations that we currently estimate could potentially be drilled in a particular area estimated by well spacing assumptions applicable to that area. The actual number of locations drilled and quantities that may be ultimately recovered from Yuma's interests will differ substantially. There is no commitment by Yuma to drill all of the drilling locations which have been attributed these quantities.

Factors affecting ultimate recovery include: (1) the scope of our drilling program, which will be directly affected by factors that include the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other related factors; and (2) actual drilling results, including geological and mechanical factors affecting recovery rates. Most importantly, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Yuma Energy, Inc.

The Post-Merger Company Provides a Solid Platform for Growth

Proven Track-Record of Success	• Exploring TX & LA Gulf Coast since 1983 • 79% Exploration success rate over last 24 years • Experienced & efficient operating team
Enhanced Financial Position & Discipline	• Improved balance sheet and liquidity • Lower lifting cost & improved margins • Target capital spending to stay within cash flow
Diversified & Predictable Production & Cash Flow	• Balanced PDP reserve mix – 54% Oil/NGLs & 46% Gas • PDP reserves provide a solid foundation for growth • Conventional and unconventional assets
Low Risk Growth from Existing Inventory	• Low cost, high impact & high ROR re-completions • PUDS & Prospects economic at today's prices • Balanced PNP & PUD mix – 53% Oil/NGLs & 47% Gas
Actively Pursuing Acquisitions/Mergers	• Acquire cash flow positive assets with development upside • Capture low cost entries into established plays and trends • Focusing on the Permian, Eagle Ford, and East Texas areas

Highlights of the Davis Merger

All Stock Merger Completed on October 26, 2016

Davis Brings to Yuma Energy, Inc. the following:

- **Institutional shareholders with Bain Capital Credit, Evercore Partners and Red Mountain Partners**
- **Improved Borrowing Base, Diversification and Liquidity**
- **Davis assets compliment Yuma's technical, operational & commercial expertise in the Gulf Coast region of Texas & Louisiana**
  - Cash flow positive assets
- **Substantial Reserve Additions and Production**
  - **4.8 MMBOE in proved reserves[1] (64% proved developed)**
  - **1,831 BOE/d of production[2] – more than doubling Yuma's production output**
- **Diversified Asset Base and Inventory of Growth Opportunities**
  - **Low capex & high ROR opportunities with large inventory of PUDs**

One Plus One is Greater than Two:

- **Substantial G&A Savings – Eliminating ~ $8 to 10 MM in annual G&A costs**
- **Operational Synergies – operated assets located in existing Yuma operating areas**

1. Source: Proved Reserves estimated by Netherland, Sewell and Associates 12/31/2015 at SEC pricing WTI $50.28/Bbl & HH spot $2.56/MCF
2. 2Q 2016 Davis average daily production (BOEPD) as disclosed in the Form S-4

Combined Core Asset Map[1]

- **Liquids – rich portfolio of conventional & unconventional assets with a focus on onshore Louisiana & Texas**



Yuma Assets
Davis Assets
Oil production
Oil and gas production
Bakken
–706 net acres (~5% WI)
North Dakota
California
Louisiana
La Posada
–200 net acres (12.5% WI)
Chalktown
–729 net acres (23.4% WI)
El Halcon
–1,553 net acres (~10% WI)
Amazon
–104 net acres (~51% WI) (2)
Cameron Canal
–773 net acres (100% WI)
Pleasure Island
–606 net acres (47.4% WI)
Lac Blanc
–1,090 net acres (~62.5% to 100% WI)
Chacahoula
–18 net acres (~27% WI)
California
–1,342 net acres
–(100% WI)
Livingston
–886 net acres (~53% WI) (2)
Main Pass
–742 net acres (37% to 91% WI)

1. Acreage numbers as of March 31, 2017
2. Varies based upon partner participation

YUMA ENERGY

Post-Merger Growth Strategy

Leverage Stronger Balance Sheet & Improved Liquidity

- Extended $44.0 MM borrowing base provides higher liquidity
- G&A synergies lead to annual savings that improve cash flow
- Disciplined capital allocation leads to a strong balance sheet

Grow Production & Cash Flow with Existing Inventory

- Near-term growth by investing in low risk, low cost, high ROR projects
- Invest in prospect inventory economic at today's commodity prices

Actively Pursue Acquisitions/Mergers

- Demonstrated ability to get deals done
- Superior returns through focused M&A strategy

Merger Provides a Balanced & Diversified Inventory

Disciplined capital allocation with diversified investments leads to growth

DIVERSIFIED & PREDICTABLE Production and Cash Flow

Solid Foundation for Growth

- South Louisiana
- Texas
- California

LOW CAPEX & HIGH ROR PROJECTS

Low Risk Growth at Today's Prices

Behind Pipe & Artificial Lift Projects

- Lac Blanc
- Bayou Hebert
- Livingston

PUDs & Low Risk/High COS Prospects

- Monterrey Shale
- Livingston 3D

RESOURCE PLAYS

Repeatable Growth

- Chalktown
- El Halcon
- Bakken

3D PROSPECT INVENTORY

High Impact Organic Growth

- Lac Blanc 3D
- Livingston 3D
- Amazon 3D

Southeast Louisiana – Livingston 3D

3-D Seismic Delineated Oil Play – Livingston & St. Helena Parishes

Asset Overview

Working interest	– **~53%**
Operator	– Yuma
Acres	– 1,660 Gross (886 Net)
3-D seismic area	– 138 square miles
Formation(s)	– Wilcox sand (oil) at 10,000ft – Tuscaloosa sand (oil) at 15,000ft
Est. D,C&E Costs	– $2.4-2.6 MM/well (G) Wilcox – $3.8-4.0 MM/well (G) Tuscaloosa

Asset Provides

- **Delineated prospects ready to drill at today's prices**
- Multiple Yuma discoveries
- Current Prod.(Gross)~360 BOPD
- Tuscaloosa Sand cumulative oil prod. to date ~400MBO
- Wilcox Sand cumulative oil prod. to date ~318MBO

Discovery Map



L. Tuscaloosa
CUM: 6.4 MMBO + 2.3 BCFG
2017 YUMA Prospect
Glacier Prospect
2010 YUMA DISCOVERY
Beaver Dam Creek Field
Olympic Prospect
2012 YUMA DISCOVERY
Bills Branch Field
Sequoia Prospect
3D Outline
138 Sq. Miles
CUM: 277 MBO
Wilcox
CUM: 19.1 MMBO + 19 BCFG
CUM: 73 MBO
2013 YUMA DISCOVERY
North Livingston Field
Musial Prospect
L. Tuscaloosa
CUM: 84 BCFG + 4.3 MMBO
YUMA

Upside Potential

- **Potential recoverable hydrocarbons[1] – 6 to 11 MMBO (Gross)**
- Multiple artificial lift & prod. enhancing projects
  - Low cost & 100% ROR

1. Potential recoverable hydrocarbons refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 2

Livingston 3D – Tuscaloosa Seismic Comparison

Conventional oil play – Higher Chance of Success

Seismic Comparison of Producing Structures & Glacier Prospect



B
B'
S. BDC FIELD '92
BDC FIELD '86
BDC '10
BILLS BRANCH '12
GLACIER PROSPECT
Top Chalk
Base Chalk
Eagle Ford / TMS Shale
Top L Tusc Sand
Base L Tusc Sand
BEAVER DAM CREEK FIELD ('92)
L. Tuscaloosa
CUM: 197 MBO + 179 MMCFG
BEAVER DAM CREEK FIELD ('86)
L. Tuscaloosa
CUM: 6.4 MMBO + 2.3 BCFG
YUMA DISCOVERY ('10-'12)
BDC & Bills Ranch Fields
Tuscaloosa CUM: 400 MBO



2017 YUMA Prospect
Glacier Prospect

Livingston 3D – Tuscaloosa Vertical Play Economics

Conventional oil play – Economic at current oil prices

Assumptions[a]

Working interest	– **50%**[1]
NRI	– 75%
Well $IP_{30\ day}$ (G)	– 250 BOPD
EURs[2]	– 460 MBO
Est. D,C&E Costs	– $3.9 MM/well
Depth	– 15,000ft TVD (Normal Pressure)

(a) Based on Company internal estimates. See additional information on page 2.

Tuscaloosa Type Curve



1000
100
10
1
BOPD
1
12
24
36
48
60
72
84
96
108
120
Months

Drilling Economics

WTI Oil Prices	$40/BO	$50/BO	$60/BO
Payout:	3.1 Yrs	2.4 Yrs	2.1 Yrs
ROI:	2.2x	3.0x	3.7x
IRR:	30.0%	48.4%	68.3%

F&D Cost: $11.42/Bbl

Oil Price Sensitivity



WTI Oil Price ($/Bbl) vs. IRR (%)
90
80
70
60
50
40
30
20
IRR (%)
$40
$45
$50
$55
$60
$65
WTI Oil Price ($/Bbl)

1. WI varies based upon partner participation (WI range 50-81%)
2. EURs refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 2

South Central Louisiana – Lac Blanc Field

High value asset with high impact re-completion – Vermilion Parish, La

Asset Overview

Working interest	– **62.5% SiphD1** – **100% Siph D**
Operator	– Yuma
Acres	– 1,744 Gross (1,090 Net)
Formation(s)	– Miocene Siph Davisi

Discovery Map



LAC BLANC FIELD (2006)
CUM YE2016 ~2.3 MMBO & 97 BCFG
Lac Blanc Field
Vermilion Ph., LA
Siph D1 Pay Sand
Depth Structure Map
CI = 50 ft. July 2015

Siph D1 & Upr Siph D Logs



Yuma Energy
SL 18090 #1
SIPH D1 Sand – 91.5' Net Gas
ACTIVE
7.3 mmcfd
125 bopd
Upper SIPH D (18100' Sand) – 33' Net Gas
RE-COMPLETION
Yuma Energy
SL 18090 #2
SIPH D1 (18700' Sand) – 37.5' Net Gas
ACTIVE
Workover in Progress

Asset Provides

- **Predictable cash flow**
- SL 18090#1
  Current Prod.(Gross)
  ~7.3MMCFPD & 125BOPD

Upside Potential

- **High impact re-completion**
  - **Low capex & 100^{+}% ROR**
  - **33ft of net pay**
- Deep Planulina prospect
  - 100ft plus potential net pay

South Central Louisiana – Bayou Hebert Field

High value asset with high impact re-completions – Vermilion Parish, La

Asset Overview

Working interest	– 12.5%
Operator	– PetroQuest
Acres	– 1,600 Gross (200 Net)
3-D seismic area	– 25 square miles
Formation(s)	– Lower Cris R at 17,700ft to 18,250ft

Discovery Map[1]



ERATH FIELD (1940)
CUM PROD 43 MMBO + 1.2 TCFG
TIGRE LAGOON FIELD (1947)
CUM PROD 20 MMBO + 421 BCFG
BAYOU HEBERT FIELD (2011)
CUM YE2016~1.9 MMBO & 103 BCFG

Lower Cris R Log



Mar-2012
33.9 BCFG
607 MBC
Petroquest
No. 1-ST1 Thibodeaux
GR
0.00
100
M1RX
0.20
200
FUTURE RECOMPLETION L CRIS R2 A Sand
L Cris R2 B Sand
Current Rate
L Cris R2 C Sand
Cumulative Production
ACTIVE
7.5
5.5

Asset Provides

- **Predictable cash flow & future prod. growth**
- Current Prod.(Gross) ~50 MMCFPD & 950 BOPD

Upside Potential

- **High impact re-completion**
  - **Low capex & 100+% ROR**
  - **High producing rates**
- 1P sidetrack with up-dip multi-stacked pay sands
- Other behind pipe 2P re-completions

Southeast Texas – El Halcon Eagle Ford

Horizontal Shale Oil Play – Brazos Co, Tx

East Texas Eagleford Discovery Map


Texas
EL HALCON PLAY
Halcon-Yuma AMI
San Marcos
Arch


BRAZOS
BURLESON

Asset Overview

WI	– **~10%**
Operator	– Halcon Resources (HK) – Pending sale to Hawkwood Energy[1]
Net Production	– **~144 BOEPD[2]**
Acres (Gross)	– 15,722 acres leased – 15,458 acres HBP
Acres (Net)	– 1,557 acres leased – 1,531 acres HBP
Formation(s)	– Eagle Ford Shale (aka Eaglebine) – Austin Chalk
Est. D,C&E Costs	– $6.5-7.5 MM/well (G)
EURs	– 440-540 MBOE[3]

Stable PDP Production & Inventory of Repeatable Undeveloped Locations

- Yuma has WI in 51 producing PDP wells
- Predictable PDP net production ~ 144 BOEPD (80% oil) & YE16 positive cash flow ~ $130M/Mo
- 15,722 gross acres leased in Brazos,Co TX with HK (Yuma net WI ~10% & NRI ~ 7.5%)
- Asset is currently only ~55% developed with substantial upside at todays strip prices
- Recent completion enhancements and longer laterals along with reduced D&C costs have improved economics for future development

1. Hawkwood Energy is a Warburg Pincus backed Oil & Gas Company head quartered in Denver, Co
2. Net production is November 2016 actual sales
3. EURs (includes NGLs) based on offset operators recent Type Curve (IP & declines) due to improved & enhanced completion methods

Southeast Texas – El Halcon Eagle Ford
Horizontal Shale Oil Play – Undeveloped Locations Economics

Yuma-Halcon Acreage



El Halcon Unit
Halcon

East Texas Eagle Ford Details

- EF is an organic rich shale target with a range of 110-240ft thickness on mostly HBP acreage
- Acreage is mostly contiguous with depth range 7,500-9.500ft & pressure gradient between 0.55-0.65 psi/ft
- EF target has 2-4% TOC by weight and 7-10% GRI measured porosity
- EF acreage has ~ 42 undeveloped locations (1,000' spacing)
- Substantial improvements in completion (more frac stages & higher propant concentration) has led to higher IP & EURs
- D&C cost reductions due to enhanced design and market conditions has led to better economics and higher IRR

Type Curve[1] - BOEPD (1,000ft Spacing)



1,000
100
10
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36
# of Months

IRR[2] vs WTI Flat Price



100%
80%
60%
40%
20%
0%
IRR %
40 45 50 55 60 65 70 75 80
WTI $

1. Normalized type curve is based on recent offset operator's results
2. IRR chart was generated using normalized type curve along with D&C capex of ~$6.5 MM/well & price of gas $3.00/MCF flat

Southeast Texas – Chalktown Field

Unconventional Liquids-Rich Play – Madison Co, Tx

Upper & Lower Lewisville X-Section & Discovery Map



A
A'
Upper Lewisville
Proved HZ Play- PDP & PUDS
Lower Lewisville
Probable & Possible HZ Play



Day Salt Dome
Barr Units A & B
Silver Oak wells
Vick Trust Unit B
Chalktown 3D Seismic Outline
Chalktown AMI Outline
Dean Unit
A
A'

Asset Overview

Working interest	– **23.36%**
Operator	– Contango Oil and Gas Co.
Acres	– 7,010 (729 Net)
Formation(s)	– Upper and Lower Lewisville (Woodbine sands) at 8,200ft to 9,000ft
Est. D,C&E Costs	– \$4-5 MM/well (G)
EURs[1]	– 300-550 MBOE

Asset Provides

- **Predictable cash flow & future growth**
- Current Prod.(Gross) 6.0 MMCFPD & 500 BOPD

Upside Potential

- **Multiple Upr Lewisville HZ PUDS**
- Multiple Lwr Lewisville HZ PROB & POSS locations

1. EURs refers to Contango's (Operator) internal estimates of hydrocarbons potentially recoverable from successful drilling of wells as of September 2016 and may change as more data becomes available as well as the actual results of drilling and production. See Additional Information on page 2

Southeast Texas - Woodbine Horizontal Economics

Unconventional Liquids-Rich Play – Madison Co, TX

Assumptions[(a)]

Working interest	– **25%** [1]
NRI	– 18.75%
Well $IP_{30\ day}$ (G)	– 460 BOPD & 690 MCFPD
EURs [3]	– 183 MBO, 2.0 BCF (515 MBOE) – Includes 213 MB NGLs
Est. D,C&E Costs	– $4.5 MM/well (G)
Depth & Lateral	– 8,600 ft. TVD & 6,000ft Lateral
% Liquids	– 67%

(a) Based on Company internal estimates. See additional information on page 2.

Drilling Economics[(2)]

WTI Oil Prices	$50/BO	$55/BO	$60/BO
Payout:	2.7 Yrs	2.1 Yrs	1.8 Yrs
ROI:	1.4x	1.6x	1.8x
IRR:	20.9%	30.5%	40.7%

F&D Cost: $10.43/BOE

Upr Lewisville Type Curve- 1,000ft Spacing



BOPD, MCFPD
10,000
1,000
100
10
0
10
20
30
40
Months
Oil
Gas

Oil Price Sensitivity



WTI Oil Price ($/Bbl) vs. IRR (%)
IRR (%)
60
50
40
30
20
10
0
$45
$50
$55
$60
$65
WTI Oil Price ($/Bbl)

1. WI varies based upon partner participation (WI range 18-25%)
2. Assumes Henry Hub Natural Gas Prices of $2.50
3. EURs refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. Per well economics based on 8/8ths and average 1,000 foot spacing case assumed. See Additional Information on page 2

California – Shallow Decline and Long Life Reserves

U.S. conventional oil play – Kern and Santa Barbara Counties

Asset Overview [1]

Working interest	– **100%**
Operator	– Yuma
Acres	– 1,342 net acres
Formation(s)	– Pliocene, Miocene, Oligocene & Eocene age
Depth TVD	– 800- 6,300ft

Upside Potential

- **Multiple PUD & PROB opportunities economic at today's prices**
- EURs[2] Monterey well ~ 170 MBO(G)

California Leasehold Map



Lost Hills
Carneros Creek
Mid Way Sunset
Cat Canyon

Cat Canyon Field & Monterey Shale EUR Distribution



Cat Canyon Field
Probability Chart
Toolbox v4-3-104b September 2010
Monterey Shale
P10
720 MBO
P50
170 MBO
P90
27 MBO

1. Yuma is considering the divestiture of its California assets
2. EURs refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 2

California – Monterey Shale Vertical Play Economics

U.S. Conventional oil play – Economic at current oil prices

Assumptions(a)

Working interest	– **100%**[1]
NRI	– 80%
Well $IP_{30\ day}$ (G)(a)	– 75 BOPD
EURs[2]	– 170 MBO
Est. D,C&E Costs	– $1.5 MM/well
Depth	– 6,300ft

(a) Based on Company internal estimates. See additional information on page 2.

Monterey Type Curve



100
10
1
BOPD
0
5
10
15
20
25
30
35
Months

Drilling Economics

WTI Oil Prices	$40/BO	$50/BO	$60/BO
Payout:	4.3 Yrs	3.4 Yrs	2.8 Yrs
ROI:	2.8x	3.7x	4.6x
IRR:	26.3%	40.3%	56.6%

F&D Cost: $11.10/Bbl

Oil Price Sensitivity



WTI Oil Price ($/Bbl) vs. IRR (%)
70
60
50
40
30
20
IRR (%)
$40
$45
$50
$55
$60
$65
WTI Oil Price ($/Bbl)

1. WI varies based upon partner participation (WI range 50-100%)
2. EURs refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 2

M&A Focus

Proven Track Record

- Demonstrated ability to get deals done in a challenging environment
  – Davis Petroleum: Merger Completed on October 26, 2016
  – Pyramid Oil Company: Merger Completed on September 10, 2014
- Expand beyond Gulf Coast into Permian, Eagle Ford, &/or East Texas areas

Experienced Management Team & Board of Directors

- Strong management team with a diversified M&A background in both conventional & unconventional plays
- Board of Directors bring a lifetime of knowledge, industry contacts and a proven track record of success

Market Conditions are Ideal

- Industry conditions are competitive but opportunities still exist
- Improving commodity prices will lead to enhanced returns
- Focus on cash flow positive conventional & unconventional assets

Yuma Energy, Inc.
(NYSE MKT) – YUMA



Yuma Energy, Inc. Management Team



Sam L. Banks has been our Chief Executive Officer and a member of the Board of Directors since the closing of the merger with Davis on October 26, 2016. He was the Chief Executive Officer and Chairman of the Board of Directors of Yuma California from September 10, 2014 and also our President since October 10, 2014 through October 26, 2016. He was the Chief Executive Officer and Chairman of the board of directors of Yuma Co. and its predecessor since 1983. He was also the founder of Yuma Co. He has 39 years of experience in the oil and natural gas industry, the majority of which he has been leading Yuma Co. Prior to founding Yuma Co., he held the position of Assistant to the President of Tomlinson Interests, a private independent oil and gas company. Mr. Banks graduated with a Bachelor of Arts from Tulane University in New Orleans, Louisiana, in 1972, and in 1976 he served as Republican Assistant Finance Chairman for the re-election of President Gerald Ford, under former Secretary of State, Robert Mosbacher.



Paul D. McKinney has been our Executive Vice President and Chief Operating Officer since the closing of the merger with Davis on October 26, 2016. He was the Executive Vice President and Chief Operating Officer of Yuma California from October 2014 through October 26, 2016. Mr. McKinney served as a petroleum engineering consultant for Yuma California's predecessor from June 2014 to September 2014 and for Yuma California from September 2014 to October 2014. Mr. McKinney served as Region Vice President, Gulf Coast Onshore, for Apache Corporation from 2010 through 2013, where he was responsible for the development and all operational aspects of the Gulf Coast region for Apache. Prior to his role as Region Vice President, Mr. McKinney was Manager, Corporate Reservoir Engineering, for Apache from 2007 through 2010. From 2006 through 2007, Mr. McKinney was Vice President and Director, Acquisitions & Divestitures for Tristone Capital, Inc. Mr. McKinney commenced his career with Anadarko Petroleum Corporation and held various positions with Anadarko over a 23 year period from 1983 to 2006, including his last title as Vice President of Reservoir Engineering, Anadarko Canada Corporation. Mr. McKinney has a Bachelor of Science degree in Petroleum Engineering from Louisiana Tech University.



James J. Jacobs has been our Chief Financial Officer, Treasurer and Corporate Secretary since the closing of the merger with Davis on October 26, 2016. He was the Chief Financial Officer, Treasurer and Corporate Secretary of Yuma California from December 2015 through October 26, 2016. He served as Vice President – Corporate and Business Development of Yuma California immediately prior to his appointment as Chief Financial Officer in December 2015 and has been with us since 2013. He has 15 years of experience in the financial services and energy sector. In 2001, Mr. Jacobs worked as an Energy Analyst at Duke Capital Partners. In 2003, Mr. Jacobs worked as a Vice President of Energy Investment Banking at Sanders Morris Harris where he participated in capital markets financing, mergers and acquisitions, corporate restructuring and private equity transactions for various sized energy companies. From 2006 through 2013, Mr. Jacobs was the Chief Financial Officer, Treasurer and Secretary at Houston America Energy Corp., where he was responsible for financial accounting and reporting for U.S. and Colombian operations, as well as capital raising activities. Mr. Jacobs graduated with a Master's Degree in Professional Accounting and a Bachelor of Business Administration from the University of Texas in 2001.

Yuma Energy, Inc. Board of Directors

Richard K. Stoneburner, Non-executive Chairman of the Board, has served as Non-executive Chairman of the Board and a member of Yuma's compensation committee since the closing of the merger with Davis on October 26, 2016. He was a director and member of Yuma's compensation committee since September 10, 2014 and has served as a director of Yuma Co. since November 2013. He began his career as a geologist in 1977. Mr. Stoneburner joined Petrohawk Energy in 2003, where he led Petrohawk's exploration program from 2005 to 2007 prior to serving as the company's President and COO from 2007 to 2011. When BHP Billiton acquired Petrohawk in 2011, he was appointed President of the North America Shale Production Division where he managed operations in the Fayetteville Shale, the Haynesville Shale, the Eagle Ford Shale, and the Permian Basin divisions. Mr. Stoneburner currently serves on the Board of Directors of Tamboran Resources Limited and serves as a Managing Director to the private equity firm Pine Brook Partners. Prior to his appointment as Director, Mr. Stoneburner was a Board Advisor to Yuma Co. from July 2013 through November 2013. Mr. Stoneburner has a bachelor's degree in geology from the University of Texas and a master's degree in geological sciences from Wichita State University.

Sam L. Banks, Chief Executive Officer & Director – See Management summary.

James W. Christmas, Director, has served as a director and member of Yuma's audit (chair) and nominating committees since the closing of the merger with Davis on October 26, 2016. He has served as a director and member of Yuma's audit and compensation committees since September 10, 2014 and has served as a director of Yuma Co. since November 2013. Mr. Christmas began serving as a director of Petrohawk Energy Corporation ("Petrohawk") on July 12, 2006, effective upon the merger of KCS Energy, Inc. ("KCS") into Petrohawk. He continued to serve as a director, and as Vice Chairman of the Board of Directors, for Petrohawk until BHP Billiton acquired Petrohawk in August 2011. He also served on the audit committee and the nominating and corporate governance committee. Mr. Christmas served as a member of the Board of Directors of Petrohawk, a wholly-owned subsidiary of BHP Billiton, and as chair of the financial reporting committee of such board from August 2013 through September 2014. Since February 2012, Mr. Christmas has served on the board of directors of Halcón Resources Corporation ("Halcón") as Lead Outside Director and serves as chairman of its audit committee. On January 29, 2014, Mr. Christmas was appointed to the Board of Directors of Rice Energy, Inc., and serves as chairman of its audit committee and as a member of its compensation committee. He also serves on the Advisory Board of the Tobin School of Business of St. John's University. He served as President and Chief Executive Officer of KCS from 1988 until April 2003 and Chairman of the Board and Chief Executive Officer of KCS until its merger into Petrohawk. Mr. Christmas was a Certified Public Accountant in New York and was with Arthur Andersen & Co. from 1970 until 1978 before leaving to join National Utilities & Industries ("NUI"), a diversified energy company, as Vice President and Controller. He remained with NUI until 1988, when NUI spun out its unregulated activities that ultimately became part of KCS. As an auditor and audit manager, controller and in his role as CEO of KCS, Mr. Christmas was directly or indirectly responsible for financial reporting and compliance with SEC regulations, and as such has extensive experience in reviewing and evaluating financial reports, as well as in evaluating executive and board performance and in recruiting directors. He has extensive experience in oil and gas company growth issues, with a focus on capital structure and business development strategies. Prior to his appointment as a Director, Mr. Christmas was a Board Advisor to Yuma Co. from August 2012 through November 2013. Mr. Christmas received a bachelor's degree in accounting and an honorary degree of commercial science from St. John's University.

Yuma Energy, Inc. Board of Directors

Frank A. Lodzinski, Director, has served as a director and member of Yuma's audit and compensation committees since the closing of the merger with Davis on October 26, 2016. He served as a director and member of Yuma's audit committee since September 10, 2014 and has served as a director of Yuma Co. since August 2012. He has more than 44 years of oil and gas industry experience. In 1984, Mr. Lodzinski formed Energy Resource Associates, Inc., which acquired management and controlling interests in oil and gas limited partnerships, joint ventures and producing properties. Certain partnerships were exchanged for common shares of Hampton Resources Corporation in 1992, which Mr. Lodzinski joined as a director and President. Hampton was sold in 1995 to Bellwether Exploration Company. In 1996, Mr. Lodzinski formed Cliffwood Oil & Gas Corp. and in 1997, Cliffwood shareholders acquired a controlling interest in Texoil, Inc., where Mr. Lodzinski served as a director, Chief Executive Officer and President. In 2001, Mr. Lodzinski was appointed a director, Chief Executive Officer and President of AROC, Inc., to manage the restructuring and ultimate liquidation of that company. In 2003, AROC completed a monetization of oil and gas assets with an institutional investor and began a plan of liquidation. In 2004, Mr. Lodzinski formed Southern Bay Energy, LLC, the general partner of Southern Bay Oil & Gas, L.P., which acquired the residual assets of AROC, Inc., where he served as the managing member and President of Southern Bay Energy, LLC upon its formation. The Southern Bay entities were merged into GeoResources in April 2007. Mr. Lodzinski served as a director, Chief Executive Officer and President of GeoResources, Inc. from April 2007 until its merger with Halcón in August 2012. He served as President and Chief Executive Officer of Oak Valley Resources, LLC from its formation in December 2012 until the closing of its strategic combination with Earthstone Energy, Inc. ("Earthstone") in December 2014. Since December 2014, Mr. Lodzinski has served as Chairman, President and Chief Executive Officer of Earthstone. He holds a BSBA degree in Accounting and Finance from Wayne State University in Detroit, Michigan.

Neeraj Mital, Director, has served as a director and member of Yuma's nominating (chair) committee since the closing of the merger with Davis on October 26, 2016. He served as a director of Davis since 2009 and was formerly a Senior Managing Director of Evercore Partners Inc., a New York-based global investment banking advisory and investment management firm, and Co-Head of its private equity business. Mr. Mital has twenty-seven years of experience in principal investing and mergers and acquisitions. Prior to joining Evercore in 1998, he was a Managing Director at The Blackstone Group. From 1989 through 1991, Mr. Mital was with Salomon Brothers Inc. Prior to joining Salomon Brothers, he was a CPA with Price Waterhouse. Mr. Mital has also served on the Board of Directors of Sentral Energy, Ltd. since 2015 and Alliantgroup, LP since 2006. He received a B.S. in economics from The Wharton School at the University of Pennsylvania.

J. Christopher Teets, Director, has served as a director and member of Yuma's audit and compensation (chair) committees since the closing of the merger with Davis on October 26, 2016. He has been a partner of Red Mountain Capital Partners LLC ("Red Mountain"), an investment management firm, since February 2005. Before joining Red Mountain, Mr. Teets was an investment banker at Goldman, Sachs & Co. Mr. Teets joined Goldman, Sachs & Co. in 2000 and was made a Vice President in 2004. Prior to Goldman, Sachs & Co., Mr. Teets worked in the investment banking division of Citigroup. Mr. Teets has also served as a director of Marlin Business Services Corp., since May 2010, as a director of Nature's Sunshine Products, Inc., since December 2015 and as a director of Air Transport Services Group, Inc. since February 2009. Mr. Teets also previously served as a director of Encore Capital Group, Inc. from May 2007 until June 2015, and Affirmative Insurance Holdings, Inc., from August 2008 until September 2011. He holds a bachelor's degree from Occidental College and an MSc degree from the London School of Economics.